SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 16, 2006


                              TREND MINING COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        0-31159                81-0304651
----------------------------      ------------------------    ----------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                            5439 South Prince Street
                            Littleton, Colorado 80120
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (303) 798-7363
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4c))

ITEM 7.01 REGULATION FD DISCLOSURE.

         On February 16, 2006, Trend Mining Company (the "Registrant") issued a press release attached as Exhibit 99.1 hereto.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press release of the Registrant, dated February 16, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 16, 2006

                                TREND MINING COMPANY


                                By: /s/ Thomas P. Loucks
                                    ----------------------------------------
                                Name:    Thomas P. Loucks
                                Title:   President and Chief Executive Officer